UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2021
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2021, the Board of Directors (the "Board") of Pilgrim’s Pride Corporation (the “Company”) appointed Matthew Galvanoni as Chief Financial Officer of the Company, effective Monday, March 15, 2021.
Prior to his appointment to the Company, Mr. Galvanoni, age 48, served as the vice president, finance, of Ingredion Incorporated, a leading global ingredients solutions company, since 2016. In this position Mr. Galvanoni managed all financial-related responsibilities for the North American division of the Fortune 500 global manufacturing company. Mr. Galvanoni joined Ingredion in 2012, serving in the role of global corporate controller and chief accounting officer, where he managed the company's accounting-related and external financial reporting responsibilities.
Mr. Galvanoni started his career at PricewaterhouseCoopers LLP in 1994 and subsequently held several financial leadership positions at Exelon Corporation, where he most recently served as assistant corporate controller. Mr. Galvanoni graduated from the University of Illinois with a bachelor's degree in accounting and later received a Master of Business Administration from the Kellogg School of Management at Northwestern University.
Mr. Galvanoni will succeed Fabio Sandri as the principal financial officer of the Company. Mr. Sandri was appointed to the role of President and Chief Executive Officer on September 22, 2020
A copy of the press release issued by the Company announcing Mr. Galvanoni’s selection is attached as Exhibit 99.1 to this Current Report on Form 8-K.
To the extent that any information called for by Item 5.02(c)(3) is not determined or is unavailable, the Company will provide such information, if required, in an amendment to this Form 8-K within four business days after the information is determined or becomes available.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1    Press Release of Pilgrim's Pride Corporation dated February 10, 2021.
Exhibit 104     Cover Page Interactive Data File formatted in iXBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	February 17, 2021	/s/ Fabio Sandri
Fabio Sandri
President and Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer